UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Your Global Investment Authority

PIMCO Equity Series VIT

Semiannual Report

June 30, 2011

PIMCO EqS Pathfinder Portfolio™

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the PIMCO EqS Pathfinder Portfolio™. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that affected performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of the factors that influenced Portfolio performance as well as an overview of the Portfolio’s investment strategy and philosophy.

Outside of the reporting period on August 5, 2011, Standard & Poor’s (an independent credit rating agency) downgraded its credit rating on U.S. sovereign debt from AAA to AA+, followed by a similar downgrade announced on August 8, 2011, on debt issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), as well as farm lenders and U.S. government-backed debt issued by certain banks and credit unions. Furthermore, in reaction to the growing sovereign debt crisis in the Eurozone, the European Central Bank announced on August 7, 2011 that it will begin buying debt issued by Italy and Spain to help prevent contagion. As such, these events present investors with heightened allocation challenges amidst market price disruptions.

In this market environment and more generally in all market environments, PIMCO remains highly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant to multiple scenarios is crucial to successful investing, while searching for attractive investment opportunities throughout the global marketplace.

General highlights of the financial markets during our six-month reporting period include:

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to rising concerns over the European sovereign debt crisis, the U.S. debt ceiling impasse, social unrest in the Middle East/North Africa, and the devastating after effects of the earthquake and tsunami in Japan. U.S. equities, as measured by the S&P 500 Index, returned 6.02%, and global equities, as represented by the MSCI World Index, returned 5.29%.

■

Yields on U.S. Treasury securities ended the period lower, except for 30-year maturities, which ended the period slightly higher. Continued concern over the sovereign debt crisis in the Eurozone resulted in a flight-to-quality towards the latter part of the period, boosting demand for U.S. Treasury securities, which generally outperformed other developed sovereign bond markets on a hedged basis. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%, and the Bank of England held its key lending rate at 0.50%. The European Central Bank raised its main policy rate to 1.50% (which included a 0.25% increase during the reporting period and a further increase of 0.25% outside of the reporting period) in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 3.16% at the end of the reporting period, as compared to 3.29% on December 31, 2010.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT August 8, 2011

Semiannual Report	June 30, 2011	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk and short sale risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The Portfolio could lose more than the principal amount invested in these derivative instruments.

On the Performance Summary page in this Seminnual Report (“Shareholder Report”), the Average Annual Total Return table Cumulative Total Return chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held from its inception through June 30th, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q, once available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2011 to June 30, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses.

2	PIMCO Equity Series VIT

You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	June 30, 2011	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio™

Dear Shareholder,

It’s our pleasure to be speaking to you and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio™ (the “Portfolio”). Our commitment continues to produce an absolute return that aims to beat the market over a complete market cycle, while doing so with less volatility than the overall market. It’s no surprise that the past six months have been interesting as well as thought provoking and we’d like to share with you some observations as well as our outlook.

The Last Six Months in Review

Although world equity markets ended the reporting period on a positive note, the markets delivered lumpy returns through the middle of the month of June, with the MSCI World Index up slightly less than 1% as of June 16, 2011. However with a sprint to the end of the month, most major market indices ended up nicely for the first half of the year with the MSCI World Index up 5.29%, the S&P 500 Index up 6.02%, and the Dow Jones EuroSTOXX 50 Total Return Index up 4.62%, however, Japan’s TOPIX (Tokyo Stock Exchange Tokyo Price Index) declined 4.36%. A number of factors drove general equity performance, but amongst them were the year-over-year percentage growth seen in corporate earnings, a temporary respite seen in Europe’s sovereign debt crisis, an extension of lower tax rates in the U.S., extraordinary action by the U.S. Federal Reserve in the form of quantitative easing 2 (commonly referred to as QE2), and in the case of Japan, the negative sentiment following the tsunami and earthquake. With this backdrop, the Portfolio returned positive results with generally a third less volatility than the overall market.

Among the securities that contributed to performance were the Portfolio’s investments in Lorillard, Pfizer, and the Marshall & Ilsley/Bank of Montreal merger.

Lorillard is the third largest cigarette manufacturer in the U.S., with an approximate 10% market share (per industry reports), which derives about 90% of its sales from Newport, the largest menthol brand in the U.S., which enjoys a 35% share of the menthol market. After a long period of uncertainty regarding a potential ban on the sale of menthol cigarettes, the TPSAC (Tobacco Products Scientific Advisory Committee) came public with a recommendation in mid-March 2011 and we believe it is now highly unlikely that menthol cigarettes will be removed from the market place. The stock of Lorillard was subsequently upgraded by sell-side equity analysts and rose approximately 50% following the announcement. The Newport franchise continues to increase sales volume in its core Eastern U.S. market due to the market’s unique demographic profile, higher consumer loyalty, and price increases totaling almost 7% in the first quarter of 2011 (per company reports). Management is also aggressively seeking to increase volume outside its core franchise: i.e. geographically West of the Mississippi and in other cigarette brand categories such as Lights. We believe the company continues to deploy its cash to grow its franchise, and rewards its shareholders with a generous 4.9% dividend yield and a stock buy-back program, which was just recently increased by 40% in May 2011.

The Portfolio’s holding in Pfizer has contributed positively to performance since inclusion in the portfolio in the fall of 2010 when we purchased a fraction of a misunderstood and cheap major pharmaceutical company trading for less than the discounted value of its existing marketed drugs. Over the period under review Pfizer benefited from a management change with the new CEO, Ian Read, opening discussions about selling non-core businesses and acting in a more shareholder friendly way. In April 2011, a deal to sell Capsugel, a unit of the company which manufactures wholesale pill casings, for $2.4 billion was announced. Management subsequently used cash from this transaction and from the large amount of free cash flow generated to repurchase its own undervalued shares. Management also raised the dividend, continued to cut costs and reported solid earnings. In addition the company received favorable news on a few drugs in late stage trials.

The Portfolio invested in the merger of Marshall & Ilsley Bank (“MI”) with the BMO Financial Group (“BMO”) by going “long” the MI/BMO merger arbitrage spread (long MI, short BMO in the appropriate ratio). BMO is a $412 billion (asset) Canadian bank with a Chicago-based U.S. subsidiary, which was purchasing a $52 billion (asset) U.S. regional bank, MI, headquartered in Milwaukee. Market analysts predict the market overlaps in the businesses will drive an estimated $250 million of cost synergies. The Portfolio captured a mid-to-high single digit annualized return over the transaction’s approximate six-month life and did so with very little correlation to the overall market, as measured by the Keefe, Bruyette & Woods (KBW) Bank Index, which declined over 2% over the same time period.

Among the securities that detracted from performance were the Portfolio’s investments in Lloyds Banking Group, Carrefour, and Nintendo.

The Portfolio’s holdings in Lloyds Banking Group detracted from performance as a new CEO, Antonio Horta-Osorio, joined the bank and sought to clear the decks of many issues. This resulted in a share price decline which was further compounded by a harsh legal and regulatory environment in the U.K. mandating the disposal of over 600 branches and the creation of a reserve for insurance “miss-selling.” We continue to feel that Lloyds Banking Group is a compelling restructuring opportunity and that the new management team’s plan for shareholder value creation will be successful, in our opinion.

4	PIMCO Equity Series VIT

Carrefour is the second largest retailer in the world with leading positions in Western Europe, Latin America and some parts of Asia (primarily China and Taiwan). It is a multi-format operator with presence in hypermarkets, supermarkets, and convenience stores. Carrefour is currently in the middle of a turnaround initiative including a cost cutting program and the development of a new hypermarket concept called Planet that has shown very encouraging signs with double digit sales increases, in our opinion. Carrefour is also looking at ways to monetize the value of some of its assets, such as real estate and its operations in Brazil; however, we believe the stock got penalized due to poor execution. Carrefour passed on higher costs to its French consumers while some of its local competitors backed off, leading to some market share loss for Carrefour and some profit downgrades. Management has also now postponed plans to list its property arm and to combine its Brazilian operation with the leading player in this market. The main shareholder, Blue Capital with a 14% stake, is estimated to have lost over 50% of its investment and is expected to put pressure on the company to realize some value from its ownership.

The share price of Nintendo, the manufacturer of home-use video game hardware and software, has been under pressure for some time due to struggling sales and weaker than expected profits due in large part to issues associated with its 3DS gaming device. First, there was a delay in the issuance of the new device and it was not available for sale in time for the 2010 Christmas season. Second, we believe there is a still a lack of big software titles for the device, in which the device lacks content and some consumers are now opting to wait for the upcoming release of Sony’s new PlayStation Vita handheld device. Third, we believe Microsoft is enjoying some success with its Kinect game controller and its Xbox 360 game console, which is cutting into sales of Nintendo’s WiiU. Finally, we believe the company’s fortunes are being hampered by the somewhat strong Japanese yen which is negatively affecting operating profits. In our opinion, Nintendo is a very cheap stock these days, which appears to be priced as if both 3DS and WiiU will be failures—something we do not believe will prove to be the case.

Why Equities

Following on the heels of a solid 23%+ advance in the second half of 2010 for both the MSCI World Index and the S&P 500 Index, many investors may be asking themselves if equities are still the asset class offering the long-term promise. Our answer: a resounding “yes”, but with the guidance that an investor has to be able to tolerate fickle markets and price swings in an environment where uncertainty abounds and may likely persist. We wouldn’t be surprised if investors questioned our wisdom on viewing equities as an asset class we believe is best poised to produce long-term returns—so let’s expound on this view.

First, for an investor deploying long-term capital into equities, the initial conditions are favorable. What are those initial conditions? Above all else in this case, we would point to the valuation of equity markets. Over any period, the starting point of valuation is the most critical factor in determining equity returns over the next ten years and today’s valuation level on major markets are undemanding. For example, the trailing price to earnings (“P/E”) ratio for the MSCI World Index is around 14x. For context, this ratio has ranged anywhere from 10 to 36 and today’s valuation level is a little bit below average. Historically, when valuation levels have been at this level, it has generally led to returns in the mid to high single digits. While there is no guarantee the past will repeat itself, we remain optimistic.

Second, more and more companies are seeing their organic investments as well as prior acquisitions in emerging markets come to fruition and make a meaningful contribution to the bottom line. In the Portfolio, we estimate that well over one third of the earnings come from higher growth emerging markets and in many cases we have the advantage of consolidating those earnings in more established developed market firms with lower valuations. And while this is a secular theme that we’re leveraging within the Portfolio, we believe it applies to the broader market as well. In the U.S. and Europe, many companies are harvesting cash flows from economies where incomes are growing rapidly, sovereign balance sheets are unencumbered and Gross Domestic Product (“GDP’) growth is persistently higher than in developed markets.

Third, companies have kept costs and capital expenditures (“CAPEX”) under tight control and are generally showing no sign of relaxing their strict criteria. Free cash flow yield compared to equity and GDP are reaching new highs. With many companies in the process of quickly deleveraging their balance sheets, we believe this will translate favorably for returns to shareholders in the form of dividends and potential share buy-backs. Over the long run, dividends have contributed two thirds of real returns. This should not go unnoticed by an aging population looking increasingly for cash returns and the stability that dividend returns have produced.

Finally, we believe that low to negative real interest rates in developed markets and the competition for returns will likely drive capital into assets that have the potential for higher returns. Equities can possibly shine here compared to other asset classes for a number of reasons. The ability of equities to return capital to shareholders and to grow earnings are all indicative that investors can expect to be rewarded for tolerating the volatility inherent in the asset class, in our opinion. Further, it’s instructive to look at the level of real interest rates in the U.S., which are negative, and then to consider that we’ve never had a bear market start with negative real interest rates.

Semiannual Report	June 30, 2011	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio™ (Cont.)

Nonetheless, risks exist and we’re as cognizant of them as ever. In particular, we would cite the recent economic news coming out of the U.S. as an indicator that we’ve seen a slowdown in economic growth and the sovereign debt crisis in Europe seems to be escalating. Concern among investors of a hard landing in China is also growing. The choppy waters we’re seeing don’t come as a surprise given our global macro views; in fact, we believe these views give us an edge in being able to navigate these risks. Also, our long practiced style of investing has proved to capture far less downside risk than the market offers. As a consequence of this, we’re using pullbacks as opportunities to put cash to work in the form of new ideas that are unaffected by the prevailing risks and have the potential to provide outstanding returns. In our letter to you at the end of December 2010, the Portfolio’s investments in cash and short-term securities were 32%. As of the end of the reporting on June 30, 2011, the Portfolio’s investments in cash and short-term securities were 11%.

Conclusion

We look forward to future months as an opportunity to continue identifying investments with long-term potential and at less volatility than the overall market, in our opinion. We believe a number of compelling opportunities are set to be offered by the market, in our view, and they are quite broad ranging. From merger arbitrage to companies found in far flung corners of the globe, our ability to consistently apply our value investing philosophy around the world gives us confidence that we’ll be able to continue having a portfolio that provides upside with the critical elements of capital preservation.

Again, thank you for your investment in the Portfolio.

Sincerely,

Anne Gudefin, CFA Co-Portfolio Manager	Charles Lahr, CFA Co-Portfolio Manager

Top Holdings1

SPDR Gold Trust	3.7%
Imperial Tobacco Group PLC	2.9%
British American Tobacco PLC	2.6%
Danone	2.6%
Microsoft Corp.	2.0%
Morgan Stanley BV, Carrefour S.A.—Exp. 03/23/2012	1.9%
Koninklijke KPN NV	1.9%
Carlsberg A/S	1.8%
AIA Group Ltd.	1.8%
BP PLC	1.8%

Geographic Breakdown1

United States	26.1%
United Kingdom	13.4%
France	10.0%
Netherlands	8.2%
Switzerland	5.5%
Bermuda	5.3%
Germany	3.4%
Hong Kong	3.2%
Denmark	2.7%
Norway	1.8%
Other	6.3%

Sector Breakdown1

Financials	25.3%
Consumer Staples	24.1%
Short-Term Instruments	14.1%
Energy	8.2%
Industrials	6.1%
Information Technology	5.7%
Exchange Traded Funds	3.7%
Health Care	3.5%
Consumer Discretionary	3.5%
Other	5.8%

[1]

% of Total Investments as of 06/30/2011. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration except for Sector Breakdown.

6	PIMCO Equity Series VIT

PIMCO EqS Pathfinder Portfolio™

Cumulative Returns Through June 30, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2011
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio Institutional Class	4.84%	17.59%	6.81%
MSCI World Index±	5.29%	30.51%	8.47%

All Portfolio returns are net of fees and expenses.

* Cumulative return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.16% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$1,048.40	$1,019.79
Expenses Paid During Period†	$5.13	$5.06
Net Annualized Expense Ratio††	1.01%	1.01%

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

†† The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.13%.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»

During the reporting period, the Portfolio’s Institutional class shares returned 4.84% after fees and the Portfolio’s benchmark index, the MSCI World Index, returned 5.29%. The Portfolio’s performance, although positive, underperformed its benchmark index by 0.45% after fees.

»	Stock selection in the consumer staples, financials, and energy sectors were notable contributors to returns as the holdings overall within these sectors appreciated during the reporting period.

»	Holdings in Lorillard, AIA Group, and White Mountains Insurance Group Ltd. were notable contributors to performance as these companies share prices appreciated during the reporting period.

»	Holdings in Nintendo, Lloyds Banking Group, and Carrefour were moderate detractors from returns as prices on these securities declined during the reporting period.

»

At the end of the period, the Portfolio held approximately 81% in equities we believe are undervalued, approximately 4% (on the long side only) in merger arbitrage investments, approximately 12% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including approximately 4% in gold.

Semiannual Report	June 30, 2011	7

Financial Highlights PIMCO EqS Pathfinder PortfolioTM

Selected Per Share Data for the Period Ended:	06/30/2011+		04/14/2010-12/31/2010

Institutional Class
Net asset value beginning of period	$10.33		$10.00
Net investment income (a)	0.12		0.12
Net realized/unrealized gain on investments	0.38		0.21
Total income from investment operations	0.50		0.33
Net asset value end of period	$10.83		$10.33
Total return	4.84%		3.30%
Net assets end of period (000s)	$3,436		$3,276
Ratio of expenses to average net assets	1.01	%*	1.01	%*
Ratio of expenses to average net assets excluding waivers	1.14	%*	3.72	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	0.97	%*	0.97	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.10	%*	3.68	%*
Ratio of net investment income to average net assets	2.21	%*	1.69	%*
Portfolio turnover rate	18	%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

8	PIMCO Equity Series	See Accompanying Notes

Consolidated Statement of Assets and Liabilities  PIMCO EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2011

Assets:
Investments, at value	$7,970
Investments in Affiliates, at value	1,003
Repurchase agreements, at value	192
Cash	32
Deposits with counterparty	332
Foreign currency, at value	19
Receivable for investments sold	2
Receivable for Portfolio shares sold	45
Interest and dividends receivable	13
Unrealized appreciation on foreign currency contracts	44
9,652

Liabilities:
Payable for investments purchased	$596
Payable for short sales	93
Written options outstanding	2
Accrued related party fees	8
Unrealized depreciation on foreign currency contracts	44
743

Net Assets	$8,909

Net Assets Consist of:
Paid in capital	$8,372
Undistributed net investment income	98
Accumulated undistributed net realized (loss)	(47)
Net unrealized appreciation	486
$8,909

Net Assets:
Institutional Class	$3,436
Advisor Class	5,473

Shares Issued and Outstanding:
Institutional Class	317
Advisor Class	507

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.83
Advisor Class	10.80

Cost of Investments	$7,480
Cost of Investments in Affiliates	$1,003
Cost of Repurchase Agreements	$192
Cost of Foreign Currency Held	$18
Proceeds Received on Short Sales	$88
Premiums Received on Written Options	$4

Semiannual Report	June 30, 2011	9

Consolidated Statement of Operations  PIMCO EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2011

Investment Income:
Dividends, net of foreign taxes *	$115
Dividends from Affiliate investments	1
Total Income	116

Expenses:
Investment advisory fees	27
Supervisory and administrative fees	12
Distribution and/or servicing fees – Advisor Class	5
Dividends on short sales	1
Total Expenses	45
Waiver by PIMCO	(5)
Net Expenses	40

Net Investment Income	76

Net Realized and Unrealized Gain:
Net realized gain on investments	75
Net realized gain on futures contracts, written options and swaps	4
Net realized (loss) on short sales	(2)
Net realized (loss) on foreign currency transactions	(76)
Net change in unrealized appreciation on investments	250
Net change in unrealized appreciation on futures contracts, written options and swaps	2
Net change in unrealized appreciation (depreciation) on short sales	(4)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(10)
Net Gain	239

Net Increase in Net Assets Resulting from Operations	$315

* Foreign tax withholdings – Dividends	$11

10	PIMCO Equity Series VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets  PIMCO EqS Pathfinder PortfolioTM

(Amounts in thousands)	Six Months Ended June 30, 2011 (Unaudited)	Period from April 14, 2010 to December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$76	$45
Net realized gain (loss)	1	(71)
Net change in unrealized appreciation	242	248
Net increase resulting from operations	319	222

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions **	2,820	5,552

Total Increase in Net Assets	3,139	5,774

Net Assets:
Beginning of period	5,774	0
End of period *	$8,913	$5,774

* Including undistributed net investment income of:	$98	$0

**	See note 12 in the Notes to Financial Statements.

Semiannual Report	June 30, 2011	11

Consolidated Schedule of Investments  PIMCO EqS Pathfinder PortfolioTM

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 82.3%

BERMUDA 5.5%

ENERGY 2.9%

North Atlantic Drilling Ltd. (a)	63,157	$105

Seadrill Ltd.	4,312	152

		257

FINANCIALS 2.6%

Hiscox Ltd.	12,704	86

Lancashire Holdings Ltd.	13,939	146

		232

Total Bermuda		489

CANADA 0.2%

ENERGY 0.2%

Cameco Corp.	851	22

Total Canada		22

DENMARK 2.7%

CONSUMER STAPLES 1.9%

Carlsberg A/S	1,557	170

FINANCIALS 0.8%

Jyske Bank A/S (a)	1,825	72

Total Denmark		242

FAEROE ISLANDS 0.8%

CONSUMER STAPLES 0.4%

Bakkafrost P/F	4,176	35

FINANCIALS 0.4%

BankNordik P/F	1,575	34

Total Faeroe Islands		69

FRANCE 10.2%

CONSUMER DISCRETIONARY 2.1%

Eutelsat Communications S.A.	2,832	127

JC Decaux S.A. (a)	1,862	60

		187

CONSUMER STAPLES 5.1%

Danone	3,224	240

L'Oreal S.A.	422	55

Pernod-Ricard S.A.	1,612	159

		454

ENERGY 1.9%

Bourbon S.A.	1,688	74

Total S.A.	1,648	95

		169

INDUSTRIALS 1.1%

Teleperformance	3,332	98

Total France		908

GERMANY 3.3%

FINANCIALS 0.5%

Deutsche Boerse AG	586	45

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.7%

Rhoen Klinikum AG	2,452	$59

INDUSTRIALS 1.2%

Kloeckner & Co. SE	1,804	54

MAN SE	416	56

		110

UTILITIES 0.9%

E.ON AG	2,924	83

Total Germany		297

GUERNSEY, CHANNEL ISLANDS 1.2%

FINANCIALS 1.2%

Resolution Ltd.	23,056	109

Total Guernsey, Channel Islands		109

HONG KONG 3.3%

CONSUMER DISCRETIONARY 0.4%

Television Broadcasts Ltd.	6,000	40

FINANCIALS 2.5%

AIA Group Ltd. (a)	48,200	168

First Pacific Co. Ltd.	58,000	52

		220

INDUSTRIALS 0.4%

Jardine Matheson Holdings Ltd.	300	17

Jardine Strategic Holdings Ltd.	500	15

		32

Total Hong Kong		292

JAPAN 1.3%

INFORMATION TECHNOLOGY 1.3%

Nintendo Co. Ltd.	600	113

Total Japan		113

NETHERLANDS 6.5%

CONSUMER STAPLES 1.7%

CSM	4,464	150

ENERGY 0.8%

Royal Dutch Shell PLC 'A'	2,031	72

FINANCIALS 1.5%

ING Groep NV (a)	10,582	131

INFORMATION TECHNOLOGY 0.6%

Gemalto NV	1,073	51

TELECOMMUNICATION SERVICES 1.9%

Koninklijke KPN NV	11,727	171

Total Netherlands		575

NORWAY 1.9%

CONSUMER STAPLES 1.2%

Marine Harvest ASA	128,419	103

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.7%

Orkla ASA	6,731	$64

Total Norway		167

SINGAPORE 1.0%

FINANCIALS 0.1%

Great Eastern Holdings Ltd.	1,160	14

INDUSTRIALS 0.9%

Keppel Corp. Ltd.	8,700	79

Total Singapore		93

SOUTH AFRICA 0.5%

MATERIALS 0.5%

AngloGold Ashanti Ltd. SP – ADR	997	42

Total South Africa		42

SOUTH KOREA 0.5%

CONSUMER DISCRETIONARY 0.5%

GS Home Shopping, Inc.	318	41

Total South Korea		41

SWEDEN 0.9%

INDUSTRIALS 0.9%

Loomis AB	6,026	84

Total Sweden		84

SWITZERLAND 5.7%

CONSUMER STAPLES 1.4%

Nestle S.A.	2,020	126

FINANCIALS 1.9%

UBS AG (a)	5,085	93

Zurich Financial Services AG (a)	308	78

		171

HEALTH CARE 1.2%

Novartis AG	400	24

Roche Holding AG	502	84

		108

INDUSTRIALS 0.7%

Schindler Holding AG	476	58

MATERIALS 0.5%

Sika AG	18	43

Total Switzerland		506

UNITED KINGDOM 13.8%

CONSUMER DISCRETIONARY 0.6%

British Sky Broadcasting Group PLC	3,677	50

CONSUMER STAPLES 6.8%

British American Tobacco PLC	5,538	243

Imperial Tobacco Group PLC	8,002	266

Reckitt Benckiser Group PLC	1,684	93

		602

12	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 2.6%

BP PLC	22,049	$162

Ensco PLC SP – ADR	1,339	72

		234

FINANCIALS 3.8%

Barclays PLC	27,231	112

HSBC Holdings PLC	4,247	42

Lloyds Banking Group PLC (a)	152,318	119

Man Group PLC	17,816	68

		341

Total United Kingdom		1,227

UNITED STATES 23.0%

CONSUMER STAPLES 6.4%

Altria Group, Inc.	3,479	92

CVS Caremark Corp.	3,036	114

Lorillard, Inc.	1,470	160

Philip Morris International, Inc.	1,250	84

Reynolds American, Inc.	2,003	74

Wal-Mart Stores, Inc.	833	44

		568

FINANCIALS 10.7%

Alleghany Corp. (a)	301	100

BankUnited, Inc.	3,950	105

Berkshire Hathaway, Inc. 'B' (a)	1,629	126

Capitol Federal Financial, Inc.	2,940	34

CBOE Holdings, Inc.	4,326	106

Marshall & Ilsley Corp.	6,737	54

Northwest Bancshares, Inc.	4,979	63

NYSE Euronext	2,877	99

Oritani Financial Corp.	3,194	41

ViewPoint Financial Group	2,511	35

Washington Federal, Inc.	3,845	63

White Mountains Insurance Group Ltd.	300	126

		952

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.6%

Pfizer, Inc.	2,014	$41

Synthes, Inc.	573	101

		142

INDUSTRIALS 0.3%

3M Co.	312	30

INFORMATION TECHNOLOGY 4.0%

Dell, Inc. (a)	4,228	70

Intel Corp.	4,836	107

Microsoft Corp.	7,024	183

		360

Total United States		2,052

Total Common Stocks (Cost $6,837)		7,328

	UNITS
EQUITY-LINKED SECURITIES 2.0%

FRANCE 2.0%

Morgan Stanley BV,

Carrefour S.A. – Exp. 03/23/2012	4,329	178

Total France		178

Total Equity-Linked Securities (Cost $192)		178

	SHARES
EXCHANGE-TRADED FUNDS 3.8%

SPDR Gold Trust	2,302	336

Total United States		336

Total Exchange-Traded Funds (Cost $308)		336

	SHARES	MARKET VALUE (000S)
RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%

Sanofi-Aventis S.A. Exp. 12/31/2020 (a)	3,169	$7

Total France		7

Total Rights (Cost $8)		7

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.5%

CERTIFICATES OF DEPOSIT 1.1%

BNP Paribas
0.660% due 03/02/2012	$100	100

REPURCHASE AGREEMENTS 2.1%

State Street Bank and Trust Co.
0.010% due 07/01/2011	192	192

(Dated 06/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 07/21/2011 valued at $200. Repurchase proceeds are $192.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 11.3%
	100,082	1,003

Total Short-Term Instruments (Cost $1,295)		1,295

PURCHASED OPTIONS (e) 0.2%

(Cost $35)		21

Total Investments 102.9% (Cost $8,675)		$9,165

Written Options (f) (0.0%) (Premiums $4)		(2)

Other Assets and Liabilities (Net) (2.9%)		(254)

Net Assets 100.0%		$8,909

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Affiliated to the Portfolio.
(c)	Cash of $332 has been pledged as collateral for securities sold short as of June 30, 2011.
(d)	Swap agreements outstanding on June 30, 2011:

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive (2)	MAN SE	192	1.570%	EUR	18	06/23/2012	MLP	$0

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(2)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

See Accompanying Notes	Semiannual Report	June 30, 2011	13

Schedule of Investments  PIMCO EqS Pathfinder PortfolioTM  (Cont.)

(e)	Purchased options outstanding on June 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price		Expiration Date	# of Contracts	Cost	Market Value

Put - CBOT Euro Stoxx 50 Index September Futures	EUR	2,650.000	09/16/2011	13	$14	$9
Put - CBOT S&P 500 Index September Futures	$	1,200.000	09/17/2011	2	5	2

					$19	$11

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC EUR versus USD	BOA	$1.205	03/13/2012	EUR 500	$10	$5

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value

Call - CBOT Sanofi - CVR	$75.000	07/16/2011	36	$6	$5

(f)	Written options outstanding on June 30, 2011:

Options on Securities
Description	Strike Price		Expiration Date	Notional Amount	Premium	Market Value

Call - OTC Carrefour S.A.	EUR	30.000	07/15/2011	EUR 1	$3	$0
Put - OTC Zurich Financial Services AG	CHF	220.000	09/16/2011	CHF 0	1	(2)

					$4	$(2)

Transactions in written call and put options for the period ended June 30, 2011:
	# of Contracts	Notional Amount in CHF	Notional Amount in EUR	Notional Amount in GBP	Premium

Balance at 12/31/2010	0	CHF 1	EUR 0	GBP 0	$0
Sales	37	0	4	14	12
Closing Buys	(30)	(1)	(2)	(14)	(6)
Expirations	0	0	0	0	0
Exercised	(7)	0	(1)	0	(2)

Balance at 06/30/2011	0	CHF 0	EUR 1	GBP 0	$4

(g)	Short sales outstanding on June 30, 2011:

Description	Shares	Proceeds	Market Value
Bank of Montreal	847	$50	$(54)
Johnson & Johnson	573	37	(38)
SunPower Corp. 'B'	35	1	(1)

		$88	$(93)

14	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2011 (Unaudited)

(h)	Foreign currency contracts outstanding on June 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	18	07/2011	CITI	$1	$0	$1
Sell		358	07/2011	CITI	0	(2)	(2)
Buy		340	07/2011	HSBC	2	0	2
Buy		358	08/2011	CITI	2	0	2
Buy	CAD	471	07/2011	RBC	3	0	3
Buy		471	08/2011	BNP	0	0	0
Sell	CHF	207	07/2011	BOA	0	(5)	(5)
Sell		17	07/2011	CITI	0	0	0
Buy		47	07/2011	HSBC	0	0	0
Sell		1	07/2011	HSBC	0	0	0
Sell		9	07/2011	RBC	0	0	0
Buy		187	07/2011	UBS	0	(1)	(1)
Sell		39	08/2011	BNP	0	0	0
Sell		187	08/2011	UBS	2	0	2
Sell	DKK	40	07/2011	BCLY	0	0	0
Sell		1,387	07/2011	CITI	0	(7)	(7)
Sell		52	07/2011	RBC	0	0	0
Sell		1,585	08/2011	BNP	0	0	0
Buy	EUR	70	07/2011	BCLY	0	(1)	(1)
Sell		9	07/2011	BNP	0	0	0
Sell		9	07/2011	BOA	0	0	0
Buy		590	07/2011	CITI	6	0	6
Sell		541	07/2011	CITI	0	(13)	(13)
Buy		45	07/2011	HSBC	1	0	1
Sell		4	07/2011	HSBC	0	0	0
Sell		70	07/2011	RBC	0	(2)	(2)
Sell		63	07/2011	RBS	0	(1)	(1)
Sell		9	07/2011	UBS	0	0	0
Sell		95	08/2011	BNP	0	0	0
Sell		522	08/2011	CITI	0	(5)	(5)
Sell	GBP	439	07/2011	BCLY	17	0	17
Buy		473	07/2011	DUB	1	(1)	0
Buy		30	07/2011	HSBC	0	(1)	(1)
Sell		56	07/2011	RBC	1	0	1
Sell		8	07/2011	RBS	0	0	0
Sell		89	08/2011	BNP	0	0	0
Sell		473	08/2011	DUB	0	0	0
Sell	HKD	722	09/2011	BCLY	0	0	0
Sell		28	09/2011	CITI	0	0	0
Sell		13	09/2011	RBS	0	0	0
Buy	JPY	37,766	07/2011	BCLY	3	0	3
Buy		1,631	07/2011	CITI	0	0	0
Sell		40,246	07/2011	DUB	0	(2)	(2)
Buy		3,915	07/2011	HSBC	0	0	0
Sell		3,066	07/2011	HSBC	0	0	0
Buy		40,246	08/2011	DUB	2	0	2
Buy	KRW	38,880	08/2011	HSBC	0	0	0
Buy	NOK	764	07/2011	BNP	3	0	3
Sell		15	07/2011	BNP	0	0	0
Sell		25	07/2011	CITI	0	0	0
Sell		988	07/2011	DUB	0	(2)	(2)
Sell		60	07/2011	HSBC	0	0	0
Buy		421	07/2011	MSC	0	0	0
Sell		87	07/2011	RBC	0	(1)	(1)
Sell		10	07/2011	RBS	0	0	0
Sell		208	08/2011	BNP	0	0	0
Sell		1	08/2011	CITI	0	0	0
Sell		421	08/2011	MSC	0	0	0
Sell	PLN	17	08/2011	BCLY	0	0	0
Sell	SEK	208	07/2011	BCLY	0	0	0
Sell		14	07/2011	BNP	0	0	0
Sell		2	07/2011	CITI	0	0	0
Buy		301	07/2011	CSFB	0	0	0
Sell		70	07/2011	HSBC	0	0	0
Sell		7	07/2011	RBC	0	0	0
Buy		205	08/2011	BCLY	0	0	0
Sell		3	08/2011	BNP	0	0	0
Sell		4	08/2011	CITI	0	0	0
Buy	SGD	100	09/2011	HSBC	0	0	0
Sell		37	12/2011	HSBC	0	0	0

					$44	$(44)	$0

See Accompanying Notes	Semiannual Report	June 30, 2011	15

Schedule of Investments  PIMCO EqS Pathfinder PortfolioTM  (Cont.)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Investments, at value
Common Stocks
Bermuda
Energy	$105	$152	$0	$257
Financials	0	232	0	232
Canada
Energy	22	0	0	22
Denmark
Consumer Staples	0	170	0	170
Financials	0	72	0	72
Faeroe Islands
Consumer Staples	35	0	0	35
Financials	34	0	0	34
France
Consumer Discretionary	0	187	0	187
Consumer Staples	0	454	0	454
Energy	0	169	0	169
Industrials	0	98	0	98
Germany
Financials	0	45	0	45
Health Care	0	59	0	59
Industrials	56	54	0	110
Utilities	0	83	0	83
Guernsey, Channel Islands
Financials	0	109	0	109
Hong Kong
Consumer Discretionary	0	40	0	40
Financials	0	220	0	220
Industrials	0	32	0	32
Japan
Information Technology	0	113	0	113
Netherlands
Consumer Staples	0	150	0	150
Energy	0	72	0	72
Financials	0	131	0	131
Information Technology	0	51	0	51
Telecommunication Services	171	0	0	171
Norway
Consumer Staples	0	103	0	103
Industrials	0	64	0	64
Singapore
Financials	14	0	0	14
Industrials	0	79	0	79
South Africa
Materials	42	0	0	42
South Korea
Consumer Discretionary	0	41	0	41
Sweden
Industrials	0	84	0	84

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Switzerland
Consumer Staples	$0	$126	$0	$126
Financials	0	171	0	171
Health Care	0	108	0	108
Industrials	58	0	0	58
Materials	0	43	0	43
United Kingdom
Consumer Discretionary	0	50	0	50
Consumer Staples	0	602	0	602
Energy	72	162	0	234
Financials	0	341	0	341
United States
Consumer Staples	568	0	0	568
Financials	952	0	0	952
Health Care	142	0	0	142
Industrials	30	0	0	30
Information Technology	360	0	0	360
Equity-Linked Securities
France	0	178	0	178
Exchange-Traded Funds	336	0	0	336
Rights
France
Health Care	7	0	0	7
Short-Term Instruments
Certificates of Deposit	0	100	0	100
Repurchase Agreements	0	192	0	192
PIMCO Short-Term Floating NAV Portfolio	1,003	0	0	1,003
Purchased Options
Equity Contracts	7	9	0	16
Foreign Exchange Contracts	0	5	0	5
	$4,014	$5,151	$0	$9,165

Short Sales, at value	$(93)	$0	$0	$(93)

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$44	$0	$44

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(2)	0	0	(2)
Foreign Exchange Contracts	0	(44)	0	(44)
	$(2)	$(44)	$0	$(46)

Totals	$3,919	$5,151	$0	$9,070

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

16	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2011 (Unaudited)

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Investments, at value (purchased options)	$0	$0	$16	$5	$0	$21
Unrealized appreciation on foreign currency contracts	0	0	0	44	0	44

	$0	$0	$16	$49	$0	$65

Liabilities
Written options outstanding	$0	$0	$2	$0	$0	$2
Unrealized depreciation on foreign currency contracts	0	0	0	44	0	44

	$0	$0	$2	$44	$0	$46

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations
Net realized (loss) on investments (purchased options)	$0	$0	$(1)	$0	$0	$(1)
Net realized gain on futures contracts, written options and swaps	0	0	4	0	0	4
Net realized (loss) on foreign currency transactions	0	0	0	(78)	0	(78)

	$0	$0	$3	$(78)	$0	$(75)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(9)	$(5)	$0	$(14)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	2	0	0	2
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(3)	0	(3)

	$0	$0	$(7)	$(8)	$0	$(15)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$19	$0	$19
BNP	3	0	3
BOA	0	0	0
CITI	(18)	0	(18)
CSFB	0	0	0
DUB	(2)	0	(2)
GSC	(2)	0	(2)
HSBC	2	0	2
MLP	0	0	0
MSC	0	0	0
RBC	1	0	1
RBS	(1)	0	(1)
UBS	1	0	1

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	June 30, 2011	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Foreign Currency Translation  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes

18	PIMCO Equity Series VIT

June 30, 2011 (Unaudited)

inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair market value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair market value hierarchy. Investments in privately held investment fund where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair market value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts or options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Consolidated Schedules of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  The Portfolio may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by the Portfolio as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Portfolio deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Portfolio might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

Semiannual Report	June 30, 2011	19

Notes to Financial Statements  (Cont.)

(b) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Portfolio engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. The Portfolio may enter into a specific agreement with a prime broker giving the Portfolio the opportunity to borrow a predetermined amount of a thinly traded security for the duration of the term (the “Term Borrow Agreement”). In exchange for the opportunity to borrow the specified security, the Portfolio will pay the prime broker a fee as detailed in the Term Borrow Agreement. See Note 6 for risks associated with Prime Broker Account Agreements. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Securities  The Portfolio may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into total return and other forms of swap

20	PIMCO Equity Series VIT

June 30, 2011 (Unaudited)

agreements to manage its exposure to credit, currency, equity, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Premiums paid or received are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation. The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have

Semiannual Report	June 30, 2011	21

Notes to Financial Statements  (Cont.)

different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Consolidated Schedule of Investments.

Prime Broker Account Agreements between the Portfolio and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

7.  BASIS FOR CONSOLIDATION FOR THE PIMCO EqS PATHFINDER PORTFOLIOTM

The PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2011 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Incorporated Date	Subscription Agreement	Approximate Fund Net Assets	Approximate Subsidiary Net Assets	Percentage
PIMCO Cayman Commodity Portfolio III Ltd.	June 6, 2011	June 20, 2011	$9,000	$126	1.4%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

PIMCO has contractually agreed, through May 1, 2012, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement (see note 8(e)), PIMCO is entitled to reimbursement by the Portfolio of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. As of June 30, 2011, the recoverable Investment Advisory Fee amount to PIMCO was $8,400.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

22	PIMCO Equity Series VIT

June 30, 2011 (Unaudited)

(e) Expense Limitation  PIMCO has also contractually agreed, through May 1, 2012, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2011, the remaining recoverable amount to PIMCO was $99,305.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended June 30, 2011, the amount was $18.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds, PIMCO Equity Series and PIMCO Variable Insurance Trust in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended June 30, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 06/30/2011	Dividend Income
$901	$2,002	$(1,900)	$0	$0	$1,003	$1

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term instruments) for the period ended June 30, 2011, were as follows (amounts in thousands):

Purchases	Sales
$4,140	$1,112

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2011		Period from 04/14/2010 to 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$16	349	$3,472
Advisor Class	286	3,048	274	2,697
Cost of shares redeemed
Institutional Class	(1)	(13)	(32)	(306)
Advisor Class	(21)	(231)	(32)	(311)
Net increase resulting from Portfolio share transactions	265	$2,820	559	$5,552

As of June 30, 2011, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Portfolio Held*
Institutional Class	1	98
Advisor Class	1	98

*	PIMCO LLC and Allianz Life Insurance Co. of North America, direct subsidiaries of Allianz Global Investors of America L.P. and related parties to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

Semiannual Report	June 30, 2011	23

Notes to Financial Statements  (Cont.)

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

As of June 30, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)		Net Unrealized Appreciation
$696		$(206)	$490

15.    SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements.

24	PIMCO Equity Series VIT

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BNP	BNP Paribas Bank	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.	MSC	Morgan Stanley

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc	HKD	Hong Kong Dollar	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD	United States Dollar
		KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
ADR	American Depositary Receipt	CVR	Contingent Value Right	SPDR	Standard & Poor’s Depository Receipts

Semiannual Report	June 30, 2011	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

PIMCO

PSVTS01_063011

Your Global Investment Authority

PIMCO Equity Series VIT

Semiannual Report

June 30, 2011

PIMCO EqS PathFinder Portfolio™

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the PIMCO EqS Pathfinder Portfolio™. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that affected performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of the factors that influenced Portfolio performance as well as an overview of the Portfolio’s investment strategy and philosophy.

Outside of the reporting period on August 5, 2011, Standard & Poor’s (an independent credit rating agency) downgraded its credit rating on U.S. sovereign debt from AAA to AA+, followed by a similar downgrade announced on August 8, 2011, on debt issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), as well as farm lenders and U.S. government-backed debt issued by certain banks and credit unions. Furthermore, in reaction to the growing sovereign debt crisis in the Eurozone, the European Central Bank announced on August 7, 2011 that it will begin buying debt issued by Italy and Spain to help prevent contagion. As such, these events present investors with heightened allocation challenges amidst market price disruptions.

In this market environment and more generally in all market environments, PIMCO remains highly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant to multiple scenarios is crucial to successful investing, while searching for attractive investment opportunities throughout the global marketplace.

General highlights of the financial markets during our six-month reporting period include:

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to rising concerns over the European sovereign debt crisis, the U.S. debt ceiling impasse, social unrest in the Middle East/North Africa, and the devastating after effects of the earthquake and tsunami in Japan. U.S. equities, as measured by the S&P 500 Index, returned 6.02%, and global equities, as represented by the MSCI World Index, returned 5.29%.

■

Yields on U.S. Treasury securities ended the period lower, except for 30-year maturities, which ended the period slightly higher. Continued concern over the sovereign debt crisis in the Eurozone resulted in a flight-to-quality towards the latter part of the period, boosting demand for U.S. Treasury securities, which generally outperformed other developed sovereign bond markets on a hedged basis. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%, and the Bank of England held its key lending rate at 0.50%. The European Central Bank raised its main policy rate to 1.50% (which included a 0.25% increase during the reporting period and a further increase of 0.25% outside of the reporting period) in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 3.16% at the end of the reporting period, as compared to 3.29% on December 31, 2010.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT August 8, 2011

Semiannual Report	June 30, 2011	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk and short sale risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The Portfolio could lose more than the principal amount invested in these derivative instruments.

On the Performance Summary page in this Seminnual Report (“Shareholder Report”), the Average Annual Total Return table Cumulative Total Return chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held from its inception through June 30th, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q, once available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2011 to June 30, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses.

2	PIMCO Equity Series VIT

You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	June 30, 2011	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio™

Dear Shareholder,

It’s our pleasure to be speaking to you and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio™ (the “Portfolio”). Our commitment continues to produce an absolute return that aims to beat the market over a complete market cycle, while doing so with less volatility than the overall market. It’s no surprise that the past six months have been interesting as well as thought provoking and we’d like to share with you some observations as well as our outlook.

The Last Six Months in Review

Although world equity markets ended the reporting period on a positive note, the markets delivered lumpy returns through the middle of the month of June, with the MSCI World Index up slightly less than 1% as of June 16, 2011. However with a sprint to the end of the month, most major market indices ended up nicely for the first half of the year with the MSCI World Index up 5.29%, the S&P 500 Index up 6.02%, and the Dow Jones EuroSTOXX 50 Total Return Index up 4.62%, however, Japan’s TOPIX (Tokyo Stock Exchange Tokyo Price Index) declined 4.36%. A number of factors drove general equity performance, but amongst them were the year-over-year percentage growth seen in corporate earnings, a temporary respite seen in Europe’s sovereign debt crisis, an extension of lower tax rates in the U.S., extraordinary action by the U.S. Federal Reserve in the form of quantitative easing 2 (commonly referred to as QE2), and in the case of Japan, the negative sentiment following the tsunami and earthquake. With this backdrop, the Portfolio returned positive results with generally a third less volatility than the overall market.

Among the securities that contributed to performance were the Portfolio’s investments in Lorillard, Pfizer, and the Marshall & Ilsley/Bank of Montreal merger.

Lorillard is the third largest cigarette manufacturer in the U.S., with an approximate 10% market share (per industry reports), which derives about 90% of its sales from Newport, the largest menthol brand in the U.S., which enjoys a 35% share of the menthol market. After a long period of uncertainty regarding a potential ban on the sale of menthol cigarettes, the TPSAC (Tobacco Products Scientific Advisory Committee) came public with a recommendation in mid-March 2011 and we believe it is now highly unlikely that menthol cigarettes will be removed from the market place. The stock of Lorillard was subsequently upgraded by sell-side equity analysts and rose approximately 50% following the announcement. The Newport franchise continues to increase sales volume in its core Eastern U.S. market due to the market’s unique demographic profile, higher consumer loyalty, and price increases totaling almost 7% in the first quarter of 2011 (per company reports). Management is also aggressively seeking to increase volume outside its core franchise: i.e. geographically West of the Mississippi and in other cigarette brand categories such as Lights. We believe the company continues to deploy its cash to grow its franchise, and rewards its shareholders with a generous 4.9% dividend yield and a stock buy-back program, which was just recently increased by 40% in May 2011.

The Portfolio’s holding in Pfizer has contributed positively to performance since inclusion in the portfolio in the fall of 2010 when we purchased a fraction of a misunderstood and cheap major pharmaceutical company trading for less than the discounted value of its existing marketed drugs. Over the period under review Pfizer benefited from a management change with the new CEO, Ian Read, opening discussions about selling non-core businesses and acting in a more shareholder friendly way. In April 2011, a deal to sell Capsugel, a unit of the company which manufactures wholesale pill casings, for $2.4 billion was announced. Management subsequently used cash from this transaction and from the large amount of free cash flow generated to repurchase its own undervalued shares. Management also raised the dividend, continued to cut costs and reported solid earnings. In addition the company received favorable news on a few drugs in late stage trials.

The Portfolio invested in the merger of Marshall & Ilsley Bank (“MI”) with the BMO Financial Group (“BMO”) by going “long” the MI/BMO merger arbitrage spread (long MI, short BMO in the appropriate ratio). BMO is a $412 billion (asset) Canadian bank with a Chicago-based U.S. subsidiary, which was purchasing a $52 billion (asset) U.S. regional bank, MI, headquartered in Milwaukee. Market analysts predict the market overlaps in the businesses will drive an estimated $250 million of cost synergies. The Portfolio captured a mid-to-high single digit annualized return over the transaction’s approximate six-month life and did so with very little correlation to the overall market, as measured by the Keefe, Bruyette & Woods (KBW) Bank Index, which declined over 2% over the same time period.

Among the securities that detracted from performance were the Portfolio’s investments in Lloyds Banking Group, Carrefour, and Nintendo.

The Portfolio’s holdings in Lloyds Banking Group detracted from performance as a new CEO, Antonio Horta-Osorio, joined the bank and sought to clear the decks of many issues. This resulted in a share price decline which was further compounded by a harsh legal and regulatory environment in the U.K. mandating the disposal of over 600 branches and the creation of a reserve for insurance “miss-selling.” We continue to feel that Lloyds Banking Group is a compelling restructuring opportunity and that the new management team’s plan for shareholder value creation will be successful, in our opinion.

4	PIMCO Equity Series VIT

Carrefour is the second largest retailer in the world with leading positions in Western Europe, Latin America and some parts of Asia (primarily China and Taiwan). It is a multi-format operator with presence in hypermarkets, supermarkets, and convenience stores. Carrefour is currently in the middle of a turnaround initiative including a cost cutting program and the development of a new hypermarket concept called Planet that has shown very encouraging signs with double digit sales increases, in our opinion. Carrefour is also looking at ways to monetize the value of some of its assets, such as real estate and its operations in Brazil; however, we believe the stock got penalized due to poor execution. Carrefour passed on higher costs to its French consumers while some of its local competitors backed off, leading to some market share loss for Carrefour and some profit downgrades. Management has also now postponed plans to list its property arm and to combine its Brazilian operation with the leading player in this market. The main shareholder, Blue Capital with a 14% stake, is estimated to have lost over 50% of its investment and is expected to put pressure on the company to realize some value from its ownership.

The share price of Nintendo, the manufacturer of home-use video game hardware and software, has been under pressure for some time due to struggling sales and weaker than expected profits due in large part to issues associated with its 3DS gaming device. First, there was a delay in the issuance of the new device and it was not available for sale in time for the 2010 Christmas season. Second, we believe there is a still a lack of big software titles for the device, in which the device lacks content and some consumers are now opting to wait for the upcoming release of Sony’s new PlayStation Vita handheld device. Third, we believe Microsoft is enjoying some success with its Kinect game controller and its Xbox 360 game console, which is cutting into sales of Nintendo’s WiiU. Finally, we believe the company’s fortunes are being hampered by the somewhat strong Japanese yen which is negatively affecting operating profits. In our opinion, Nintendo is a very cheap stock these days, which appears to be priced as if both 3DS and WiiU will be failures—something we do not believe will prove to be the case.

Why Equities

Following on the heels of a solid 23%+ advance in the second half of 2010 for both the MSCI World Index and the S&P 500 Index, many investors may be asking themselves if equities are still the asset class offering the long-term promise. Our answer: a resounding “yes”, but with the guidance that an investor has to be able to tolerate fickle markets and price swings in an environment where uncertainty abounds and may likely persist. We wouldn’t be surprised if investors questioned our wisdom on viewing equities as an asset class we believe is best poised to produce long-term returns—so let’s expound on this view.

First, for an investor deploying long-term capital into equities, the initial conditions are favorable. What are those initial conditions? Above all else in this case, we would point to the valuation of equity markets. Over any period, the starting point of valuation is the most critical factor in determining equity returns over the next ten years and today’s valuation level on major markets are undemanding. For example, the trailing price to earnings (“P/E”) ratio for the MSCI World Index is around 14x. For context, this ratio has ranged anywhere from 10 to 36 and today’s valuation level is a little bit below average. Historically, when valuation levels have been at this level, it has generally led to returns in the mid to high single digits. While there is no guarantee the past will repeat itself, we remain optimistic.

Second, more and more companies are seeing their organic investments as well as prior acquisitions in emerging markets come to fruition and make a meaningful contribution to the bottom line. In the Portfolio, we estimate that well over one third of the earnings come from higher growth emerging markets and in many cases we have the advantage of consolidating those earnings in more established developed market firms with lower valuations. And while this is a secular theme that we’re leveraging within the Portfolio, we believe it applies to the broader market as well. In the U.S. and Europe, many companies are harvesting cash flows from economies where incomes are growing rapidly, sovereign balance sheets are unencumbered and Gross Domestic Product (“GDP’) growth is persistently higher than in developed markets.

Third, companies have kept costs and capital expenditures (“CAPEX”) under tight control and are generally showing no sign of relaxing their strict criteria. Free cash flow yield compared to equity and GDP are reaching new highs. With many companies in the process of quickly deleveraging their balance sheets, we believe this will translate favorably for returns to shareholders in the form of dividends and potential share buy-backs. Over the long run, dividends have contributed two thirds of real returns. This should not go unnoticed by an aging population looking increasingly for cash returns and the stability that dividend returns have produced.

Finally, we believe that low to negative real interest rates in developed markets and the competition for returns will likely drive capital into assets that have the potential for higher returns. Equities can possibly shine here compared to other asset classes for a number of reasons. The ability of equities to return capital to shareholders and to grow earnings are all indicative that investors can expect to be rewarded for tolerating the volatility inherent in the asset class, in our opinion. Further, it’s instructive to look at the level of real interest rates in the U.S., which are negative, and then to consider that we’ve never had a bear market start with negative real interest rates.

Semiannual Report	June 30, 2011	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio™ (Cont.)

Nonetheless, risks exist and we’re as cognizant of them as ever. In particular, we would cite the recent economic news coming out of the U.S. as an indicator that we’ve seen a slowdown in economic growth and the sovereign debt crisis in Europe seems to be escalating. Concern among investors of a hard landing in China is also growing. The choppy waters we’re seeing don’t come as a surprise given our global macro views; in fact, we believe these views give us an edge in being able to navigate these risks. Also, our long practiced style of investing has proved to capture far less downside risk than the market offers. As a consequence of this, we’re using pullbacks as opportunities to put cash to work in the form of new ideas that are unaffected by the prevailing risks and have the potential to provide outstanding returns. In our letter to you at the end of December 2010, the Portfolio’s investments in cash and short-term securities were 32%. As of the end of the reporting on June 30, 2011, the Portfolio’s investments in cash and short-term securities were 11%.

Conclusion

We look forward to future months as an opportunity to continue identifying investments with long-term potential and at less volatility than the overall market, in our opinion. We believe a number of compelling opportunities are set to be offered by the market, in our view, and they are quite broad ranging. From merger arbitrage to companies found in far flung corners of the globe, our ability to consistently apply our value investing philosophy around the world gives us confidence that we’ll be able to continue having a portfolio that provides upside with the critical elements of capital preservation.

Again, thank you for your investment in the Portfolio.

Sincerely,

Anne Gudefin, CFA Co-Portfolio Manager	Charles Lahr, CFA Co-Portfolio Manager

Top Holdings1

SPDR Gold Trust	3.7%
Imperial Tobacco Group PLC	2.9%
British American Tobacco PLC	2.6%
Danone	2.6%
Microsoft Corp.	2.0%
Morgan Stanley BV, Carrefour S.A.—Exp. 03/23/2012	1.9%
Koninklijke KPN NV	1.9%
Carlsberg A/S	1.8%
AIA Group Ltd.	1.8%
BP PLC	1.8%

Geographic Breakdown1

United States	26.1%
United Kingdom	13.4%
France	10.0%
Netherlands	8.2%
Switzerland	5.5%
Bermuda	5.3%
Germany	3.4%
Hong Kong	3.2%
Denmark	2.7%
Norway	1.8%
Other	6.3%

Sector Breakdown1

Financials	25.3%
Consumer Staples	24.1%
Energy	8.2%
Industrials	6.1%
Information Technology	5.7%
Health Care	3.5%
Consumer Discretionary	3.5%
Other	9.5%

[1]

% of Total Investments as of 06/30/2011. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO Equity Series VIT

PIMCO EqS Pathfinder Portfolio™

Cumulative Returns Through June 30, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations .

Average Annual Total Return for the period ended June 30, 2011
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio™ Advisor Class	4.75%	17.26%	6.56%
MSCI World Index±	5.29%	30.51%	8.47%

All Portfolio returns are net of fees and expenses.

* Cumulative return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.39% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$1,047.53	$1,018.55
Expenses Paid During Period†	$6.40	$6.31
Net Annualized Expense Ratio††	1.26%	1.26%

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

†† The annualized expense ratio reflects net annualized expenses after application of an expense waiver of 0.13%.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»

During the reporting period, the Portfolio’s Advisor class shares returned 4.75% after fees and the Portfolio’s benchmark index, the MSCI World Index, returned 5.29%. The Portfolio’s performance, although positive, underperformed its benchmark index by 0.54% after fees.

»	Stock selection in the consumer staples, financials, and energy sectors were notable contributors to returns as the holdings overall within these sectors appreciated during the reporting period.

»	Holdings in Lorillard, AIA Group, and White Mountains Insurance Group Ltd. were notable contributors to performance as these companies share prices appreciated during the reporting period.

»	Holdings in Nintendo, Lloyds Banking Group, and Carrefour were moderate detractors from returns as prices on these securities declined during the reporting period.

»

At the end of the period, the Portfolio held approximately 81% in equities we believe are undervalued, approximately 4% (on the long side only) in merger arbitrage investments, approximately 12% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including approximately 4% in gold.

Semiannual Report	June 30, 2011	7

Financial Highlights  PIMCO EqS Pathfinder PortfolioTM

Selected Per Share Data for the Period Ended:	06/30/2011 +		04/14/2010-12/31/2010

Advisor Class
Net asset value beginning of period	$10.31		$10.00
Net investment income (a)	0.11		0.08
Net realized/unrealized gain on investments	0.38		0.23
Total income from investment operations	0.49		0.31
Net asset value end of period	$10.80		$10.31
Total return	4.75%		3.10%
Net assets end of period (000s)	$5,473		$2,498
Ratio of expenses to average net assets	1.26	%*	1.24	%*
Ratio of expenses to average net assets excluding waivers	1.39	%*	7.02	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	1.22	%*	1.22	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.35	%*	7.00	%*
Ratio of net investment income to average net assets	2.07	%*	1.10	%*
Portfolio turnover rate	18	%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

8	PIMCO Equity Series VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities  PIMCO EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2011

Assets:
Investments, at value	$7,970
Investments in Affiliates, at value	1,003
Repurchase agreements, at value	192
Cash	32
Deposits with counterparty	332
Foreign currency, at value	19
Receivable for investments sold	2
Receivable for Portfolio shares sold	45
Interest and dividends receivable	13
Unrealized appreciation on foreign currency contracts	44
9,652

Liabilities:
Payable for investments purchased	$596
Payable for short sales	93
Written options outstanding	2
Accrued related party fees	8
Unrealized depreciation on foreign currency contracts	44
743

Net Assets	$8,909

Net Assets Consist of:
Paid in capital	$8,372
Undistributed net investment income	98
Accumulated undistributed net realized (loss)	(47)
Net unrealized appreciation	486
$8,909

Net Assets:
Institutional Class	$3,436
Advisor Class	5,473

Shares Issued and Outstanding:
Institutional Class	317
Advisor Class	507

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.83
Advisor Class	10.80

Cost of Investments	$7,480
Cost of Investments in Affiliates	$1,003
Cost of Repurchase Agreements	$192
Cost of Foreign Currency Held	$18
Proceeds Received on Short Sales	$88
Premiums Received on Written Options	$4

Semiannual Report	June 30, 2011	9

Consolidated Statement of Operations  PIMCO EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2011

Investment Income:
Dividends, net of foreign taxes *	$115
Dividends from Affiliate investments	1
Total Income	116

Expenses:
Investment advisory fees	27
Supervisory and administrative fees	12
Distribution and/or servicing fees – Advisor Class	5
Dividends on short sales	1
Total Expenses	45
Waiver by PIMCO	(5)
Net Expenses	40

Net Investment Income	76

Net Realized and Unrealized Gain:
Net realized gain on investments	75
Net realized gain on futures contracts, written options and swaps	4
Net realized (loss) on short sales	(2)
Net realized (loss) on foreign currency transactions	(76)
Net change in unrealized appreciation on investments	250
Net change in unrealized appreciation on futures contracts, written options and swaps	2
Net change in unrealized appreciation (depreciation) on short sales	(4)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(10)
Net Gain	239

Net Increase in Net Assets Resulting from Operations	$315

* Foreign tax withholdings – Dividends	$11

10	PIMCO Equity Series VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets  PIMCO EqS Pathfinder PortfolioTM

(Amounts in thousands)	Six Months Ended June 30, 2011 (Unaudited)	Period from April 14, 2010 to December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$76	$45
Net realized gain (loss)	1	(71)
Net change in unrealized appreciation	242	248
Net increase resulting from operations	319	222

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions **	2,820	5,552

Total Increase in Net Assets	3,139	5,774

Net Assets:
Beginning of period	5,774	0
End of period *	$8,913	$5,774

* Including undistributed net investment income of:	$98	$0

**	See note 12 in the Notes to Financial Statements.

Semiannual Report	June 30, 2011	11

Consolidated Schedule of Investments  PIMCO EqS Pathfinder PortfolioTM

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 82.3%

BERMUDA 5.5%

ENERGY 2.9%

North Atlantic Drilling Ltd. (a)	63,157	$105

Seadrill Ltd.	4,312	152

		257

FINANCIALS 2.6%

Hiscox Ltd.	12,704	86

Lancashire Holdings Ltd.	13,939	146

		232

Total Bermuda		489

CANADA 0.2%

ENERGY 0.2%

Cameco Corp.	851	22

Total Canada		22

DENMARK 2.7%

CONSUMER STAPLES 1.9%

Carlsberg A/S	1,557	170

FINANCIALS 0.8%

Jyske Bank A/S (a)	1,825	72

Total Denmark		242

FAEROE ISLANDS 0.8%

CONSUMER STAPLES 0.4%

Bakkafrost P/F	4,176	35

FINANCIALS 0.4%

BankNordik P/F	1,575	34

Total Faeroe Islands		69

FRANCE 10.2%

CONSUMER DISCRETIONARY 2.1%

Eutelsat Communications S.A.	2,832	127

JC Decaux S.A. (a)	1,862	60

		187

CONSUMER STAPLES 5.1%

Danone	3,224	240

L'Oreal S.A.	422	55

Pernod-Ricard S.A.	1,612	159

		454

ENERGY 1.9%

Bourbon S.A.	1,688	74

Total S.A.	1,648	95

		169

INDUSTRIALS 1.1%

Teleperformance	3,332	98

Total France		908

GERMANY 3.3%

FINANCIALS 0.5%

Deutsche Boerse AG	586	45

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.7%

Rhoen Klinikum AG	2,452	$59

INDUSTRIALS 1.2%

Kloeckner & Co. SE	1,804	54

MAN SE	416	56

		110

UTILITIES 0.9%

E.ON AG	2,924	83

Total Germany		297

GUERNSEY, CHANNEL ISLANDS 1.2%

FINANCIALS 1.2%

Resolution Ltd.	23,056	109

Total Guernsey, Channel Islands		109

HONG KONG 3.3%

CONSUMER DISCRETIONARY 0.4%

Television Broadcasts Ltd.	6,000	40

FINANCIALS 2.5%

AIA Group Ltd. (a)	48,200	168

First Pacific Co. Ltd.	58,000	52

		220

INDUSTRIALS 0.4%

Jardine Matheson Holdings Ltd.	300	17

Jardine Strategic Holdings Ltd.	500	15

		32

Total Hong Kong		292

JAPAN 1.3%

INFORMATION TECHNOLOGY 1.3%

Nintendo Co. Ltd.	600	113

Total Japan		113

NETHERLANDS 6.5%

CONSUMER STAPLES 1.7%

CSM	4,464	150

ENERGY 0.8%

Royal Dutch Shell PLC 'A'	2,031	72

FINANCIALS 1.5%

ING Groep NV (a)	10,582	131

INFORMATION TECHNOLOGY 0.6%

Gemalto NV	1,073	51

TELECOMMUNICATION SERVICES 1.9%

Koninklijke KPN NV	11,727	171

Total Netherlands		575

NORWAY 1.9%

CONSUMER STAPLES 1.2%

Marine Harvest ASA	128,419	103

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.7%

Orkla ASA	6,731	$64

Total Norway		167

SINGAPORE 1.0%

FINANCIALS 0.1%

Great Eastern Holdings Ltd.	1,160	14

INDUSTRIALS 0.9%

Keppel Corp. Ltd.	8,700	79

Total Singapore		93

SOUTH AFRICA 0.5%

MATERIALS 0.5%

AngloGold Ashanti Ltd. SP – ADR	997	42

Total South Africa		42

SOUTH KOREA 0.5%

CONSUMER DISCRETIONARY 0.5%

GS Home Shopping, Inc.	318	41

Total South Korea		41

SWEDEN 0.9%

INDUSTRIALS 0.9%

Loomis AB	6,026	84

Total Sweden		84

SWITZERLAND 5.7%

CONSUMER STAPLES 1.4%

Nestle S.A.	2,020	126

FINANCIALS 1.9%

UBS AG (a)	5,085	93

Zurich Financial Services AG (a)	308	78

		171

HEALTH CARE 1.2%

Novartis AG	400	24

Roche Holding AG	502	84

		108

INDUSTRIALS 0.7%

Schindler Holding AG	476	58

MATERIALS 0.5%

Sika AG	18	43

Total Switzerland		506

UNITED KINGDOM 13.8%

CONSUMER DISCRETIONARY 0.6%

British Sky Broadcasting Group PLC	3,677	50

CONSUMER STAPLES 6.8%

British American Tobacco PLC	5,538	243

Imperial Tobacco Group PLC	8,002	266

Reckitt Benckiser Group PLC	1,684	93

		602

12	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 2.6%

BP PLC	22,049	$162

Ensco PLC SP – ADR	1,339	72

		234

FINANCIALS 3.8%

Barclays PLC	27,231	112

HSBC Holdings PLC	4,247	42

Lloyds Banking Group PLC (a)	152,318	119

Man Group PLC	17,816	68

		341

Total United Kingdom		1,227

UNITED STATES 23.0%

CONSUMER STAPLES 6.4%

Altria Group, Inc.	3,479	92

CVS Caremark Corp.	3,036	114

Lorillard, Inc.	1,470	160

Philip Morris International, Inc.	1,250	84

Reynolds American, Inc.	2,003	74

Wal-Mart Stores, Inc.	833	44

		568

FINANCIALS 10.7%

Alleghany Corp. (a)	301	100

BankUnited, Inc.	3,950	105

Berkshire Hathaway, Inc. 'B' (a)	1,629	126

Capitol Federal Financial, Inc.	2,940	34

CBOE Holdings, Inc.	4,326	106

Marshall & Ilsley Corp.	6,737	54

Northwest Bancshares, Inc.	4,979	63

NYSE Euronext	2,877	99

Oritani Financial Corp.	3,194	41

ViewPoint Financial Group	2,511	35

Washington Federal, Inc.	3,845	63

White Mountains Insurance Group Ltd.	300	126

		952

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.6%

Pfizer, Inc.	2,014	$41

Synthes, Inc.	573	101

		142

INDUSTRIALS 0.3%

3M Co.	312	30

INFORMATION TECHNOLOGY 4.0%

Dell, Inc. (a)	4,228	70

Intel Corp.	4,836	107

Microsoft Corp.	7,024	183

		360

Total United States		2,052

Total Common Stocks (Cost $6,837)		7,328

	UNITS
EQUITY-LINKED SECURITIES 2.0%

FRANCE 2.0%

Morgan Stanley BV,

Carrefour S.A. – Exp. 03/23/2012	4,329	178

Total France		178

Total Equity-Linked Securities (Cost $192)		178

	SHARES
EXCHANGE-TRADED FUNDS 3.8%

SPDR Gold Trust	2,302	336

Total United States		336

Total Exchange-Traded Funds (Cost $308)		336

	SHARES	MARKET VALUE (000S)
RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%

Sanofi-Aventis S.A. Exp. 12/31/2020 (a)	3,169	$7

Total France		7

Total Rights (Cost $8)		7

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.5%

CERTIFICATES OF DEPOSIT 1.1%

BNP Paribas
0.660% due 03/02/2012	$100	100

REPURCHASE AGREEMENTS 2.1%

State Street Bank and Trust Co.
0.010% due 07/01/2011	192	192

(Dated 06/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 07/21/2011 valued at $200. Repurchase proceeds are $192.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 11.3%
	100,082	1,003

Total Short-Term Instruments (Cost $1,295)		1,295

PURCHASED OPTIONS (e) 0.2%

(Cost $35)		21

Total Investments 102.9% (Cost $8,675)		$9,165

Written Options (f) (0.0%) (Premiums $4)		(2)

Other Assets and Liabilities (Net) (2.9%)		(254)

Net Assets 100.0%		$8,909

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Affiliated to the Portfolio.
(c)	Cash of $332 has been pledged as collateral for securities sold short as of June 30, 2011.
(d)	Swap agreements outstanding on June 30, 2011:

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive (2)	MAN SE	192	1.570%	EUR	18	06/23/2012	MLP	$0

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(2)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

See Accompanying Notes	Semiannual Report	June 30, 2011	13

Schedule of Investments  PIMCO EqS Pathfinder PortfolioTM  (Cont.)

(e)	Purchased options outstanding on June 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price		Expiration Date	# of Contracts	Cost	Market Value

Put - CBOT Euro Stoxx 50 Index September Futures	EUR	2,650.000	09/16/2011	13	$14	$9
Put - CBOT S&P 500 Index September Futures	$	1,200.000	09/17/2011	2	5	2

					$19	$11

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC EUR versus USD	BOA	$1.205	03/13/2012	EUR 500	$10	$5

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value

Call - CBOT Sanofi - CVR	$75.000	07/16/2011	36	$6	$5

(f)	Written options outstanding on June 30, 2011:

Options on Securities
Description	Strike Price		Expiration Date	Notional Amount	Premium	Market Value

Call - OTC Carrefour S.A.	EUR	30.000	07/15/2011	EUR 1	$3	$0
Put - OTC Zurich Financial Services AG	CHF	220.000	09/16/2011	CHF 0	1	(2)

					$4	$(2)

Transactions in written call and put options for the period ended June 30, 2011:
	# of Contracts	Notional Amount in CHF	Notional Amount in EUR	Notional Amount in GBP	Premium

Balance at 12/31/2010	0	CHF 1	EUR 0	GBP 0	$0
Sales	37	0	4	14	12
Closing Buys	(30)	(1)	(2)	(14)	(6)
Expirations	0	0	0	0	0
Exercised	(7)	0	(1)	0	(2)

Balance at 06/30/2011	0	CHF 0	EUR 1	GBP 0	$4

(g)	Short sales outstanding on June 30, 2011:

Description	Shares	Proceeds	Market Value
Bank of Montreal	847	$50	$(54)
Johnson & Johnson	573	37	(38)
SunPower Corp. 'B'	35	1	(1)

		$88	$(93)

14	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2011 (Unaudited)

(h)	Foreign currency contracts outstanding on June 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	18	07/2011	CITI	$1	$0	$1
Sell		358	07/2011	CITI	0	(2)	(2)
Buy		340	07/2011	HSBC	2	0	2
Buy		358	08/2011	CITI	2	0	2
Buy	CAD	471	07/2011	RBC	3	0	3
Buy		471	08/2011	BNP	0	0	0
Sell	CHF	207	07/2011	BOA	0	(5)	(5)
Sell		17	07/2011	CITI	0	0	0
Buy		47	07/2011	HSBC	0	0	0
Sell		1	07/2011	HSBC	0	0	0
Sell		9	07/2011	RBC	0	0	0
Buy		187	07/2011	UBS	0	(1)	(1)
Sell		39	08/2011	BNP	0	0	0
Sell		187	08/2011	UBS	2	0	2
Sell	DKK	40	07/2011	BCLY	0	0	0
Sell		1,387	07/2011	CITI	0	(7)	(7)
Sell		52	07/2011	RBC	0	0	0
Sell		1,585	08/2011	BNP	0	0	0
Buy	EUR	70	07/2011	BCLY	0	(1)	(1)
Sell		9	07/2011	BNP	0	0	0
Sell		9	07/2011	BOA	0	0	0
Buy		590	07/2011	CITI	6	0	6
Sell		541	07/2011	CITI	0	(13)	(13)
Buy		45	07/2011	HSBC	1	0	1
Sell		4	07/2011	HSBC	0	0	0
Sell		70	07/2011	RBC	0	(2)	(2)
Sell		63	07/2011	RBS	0	(1)	(1)
Sell		9	07/2011	UBS	0	0	0
Sell		95	08/2011	BNP	0	0	0
Sell		522	08/2011	CITI	0	(5)	(5)
Sell	GBP	439	07/2011	BCLY	17	0	17
Buy		473	07/2011	DUB	1	(1)	0
Buy		30	07/2011	HSBC	0	(1)	(1)
Sell		56	07/2011	RBC	1	0	1
Sell		8	07/2011	RBS	0	0	0
Sell		89	08/2011	BNP	0	0	0
Sell		473	08/2011	DUB	0	0	0
Sell	HKD	722	09/2011	BCLY	0	0	0
Sell		28	09/2011	CITI	0	0	0
Sell		13	09/2011	RBS	0	0	0
Buy	JPY	37,766	07/2011	BCLY	3	0	3
Buy		1,631	07/2011	CITI	0	0	0
Sell		40,246	07/2011	DUB	0	(2)	(2)
Buy		3,915	07/2011	HSBC	0	0	0
Sell		3,066	07/2011	HSBC	0	0	0
Buy		40,246	08/2011	DUB	2	0	2
Buy	KRW	38,880	08/2011	HSBC	0	0	0
Buy	NOK	764	07/2011	BNP	3	0	3
Sell		15	07/2011	BNP	0	0	0
Sell		25	07/2011	CITI	0	0	0
Sell		988	07/2011	DUB	0	(2)	(2)
Sell		60	07/2011	HSBC	0	0	0
Buy		421	07/2011	MSC	0	0	0
Sell		87	07/2011	RBC	0	(1)	(1)
Sell		10	07/2011	RBS	0	0	0
Sell		208	08/2011	BNP	0	0	0
Sell		1	08/2011	CITI	0	0	0
Sell		421	08/2011	MSC	0	0	0
Sell	PLN	17	08/2011	BCLY	0	0	0
Sell	SEK	208	07/2011	BCLY	0	0	0
Sell		14	07/2011	BNP	0	0	0
Sell		2	07/2011	CITI	0	0	0
Buy		301	07/2011	CSFB	0	0	0
Sell		70	07/2011	HSBC	0	0	0
Sell		7	07/2011	RBC	0	0	0
Buy		205	08/2011	BCLY	0	0	0
Sell		3	08/2011	BNP	0	0	0
Sell		4	08/2011	CITI	0	0	0
Buy	SGD	100	09/2011	HSBC	0	0	0
Sell		37	12/2011	HSBC	0	0	0

					$44	$(44)	$0

See Accompanying Notes	Semiannual Report	June 30, 2011	15

Schedule of Investments  PIMCO EqS Pathfinder PortfolioTM  (Cont.)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Investments, at value
Common Stocks
Bermuda
Energy	$105	$152	$0	$257
Financials	0	232	0	232
Canada
Energy	22	0	0	22
Denmark
Consumer Staples	0	170	0	170
Financials	0	72	0	72
Faeroe Islands
Consumer Staples	35	0	0	35
Financials	34	0	0	34
France
Consumer Discretionary	0	187	0	187
Consumer Staples	0	454	0	454
Energy	0	169	0	169
Industrials	0	98	0	98
Germany
Financials	0	45	0	45
Health Care	0	59	0	59
Industrials	56	54	0	110
Utilities	0	83	0	83
Guernsey, Channel Islands
Financials	0	109	0	109
Hong Kong
Consumer Discretionary	0	40	0	40
Financials	0	220	0	220
Industrials	0	32	0	32
Japan
Information Technology	0	113	0	113
Netherlands
Consumer Staples	0	150	0	150
Energy	0	72	0	72
Financials	0	131	0	131
Information Technology	0	51	0	51
Telecommunication Services	171	0	0	171
Norway
Consumer Staples	0	103	0	103
Industrials	0	64	0	64
Singapore
Financials	14	0	0	14
Industrials	0	79	0	79
South Africa
Materials	42	0	0	42
South Korea
Consumer Discretionary	0	41	0	41
Sweden
Industrials	0	84	0	84

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Switzerland
Consumer Staples	$0	$126	$0	$126
Financials	0	171	0	171
Health Care	0	108	0	108
Industrials	58	0	0	58
Materials	0	43	0	43
United Kingdom
Consumer Discretionary	0	50	0	50
Consumer Staples	0	602	0	602
Energy	72	162	0	234
Financials	0	341	0	341
United States
Consumer Staples	568	0	0	568
Financials	952	0	0	952
Health Care	142	0	0	142
Industrials	30	0	0	30
Information Technology	360	0	0	360
Equity-Linked Securities
France	0	178	0	178
Exchange-Traded Funds	336	0	0	336
Rights
France
Health Care	7	0	0	7
Short-Term Instruments
Certificates of Deposit	0	100	0	100
Repurchase Agreements	0	192	0	192
PIMCO Short-Term Floating NAV Portfolio	1,003	0	0	1,003
Purchased Options
Equity Contracts	7	9	0	16
Foreign Exchange Contracts	0	5	0	5
	$4,014	$5,151	$0	$9,165

Short Sales, at value	$(93)	$0	$0	$(93)

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$44	$0	$44

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(2)	0	0	(2)
Foreign Exchange Contracts	0	(44)	0	(44)
	$(2)	$(44)	$0	$(46)

Totals	$3,919	$5,151	$0	$9,070

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

16	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2011 (Unaudited)

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Investments, at value (purchased options)	$0	$0	$16	$5	$0	$21
Unrealized appreciation on foreign currency contracts	0	0	0	44	0	44

	$0	$0	$16	$49	$0	$65

Liabilities
Written options outstanding	$0	$0	$2	$0	$0	$2
Unrealized depreciation on foreign currency contracts	0	0	0	44	0	44

	$0	$0	$2	$44	$0	$46

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations
Net realized (loss) on investments (purchased options)	$0	$0	$(1)	$0	$0	$(1)
Net realized gain on futures contracts, written options and swaps	0	0	4	0	0	4
Net realized (loss) on foreign currency transactions	0	0	0	(78)	0	(78)

	$0	$0	$3	$(78)	$0	$(75)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(9)	$(5)	$0	$(14)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	2	0	0	2
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(3)	0	(3)

	$0	$0	$(7)	$(8)	$0	$(15)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$19	$0	$19
BNP	3	0	3
BOA	0	0	0
CITI	(18)	0	(18)
CSFB	0	0	0
DUB	(2)	0	(2)
GSC	(2)	0	(2)
HSBC	2	0	2
MLP	0	0	0
MSC	0	0	0
RBC	1	0	1
RBS	(1)	0	(1)
UBS	1	0	1

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	June 30, 2011	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Foreign Currency Translation  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes

18	PIMCO Equity Series VIT

June 30, 2011 (Unaudited)

inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair market value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair market value hierarchy. Investments in privately held investment fund where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair market value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts or options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Consolidated Schedules of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  The Portfolio may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by the Portfolio as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Portfolio deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Portfolio might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

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Notes to Financial Statements  (Cont.)

(b) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Portfolio engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. The Portfolio may enter into a specific agreement with a prime broker giving the Portfolio the opportunity to borrow a predetermined amount of a thinly traded security for the duration of the term (the “Term Borrow Agreement”). In exchange for the opportunity to borrow the specified security, the Portfolio will pay the prime broker a fee as detailed in the Term Borrow Agreement. See Note 6 for risks associated with Prime Broker Account Agreements. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Securities  The Portfolio may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into total return and other forms of swap

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June 30, 2011 (Unaudited)

agreements to manage its exposure to credit, currency, equity, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Premiums paid or received are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation. The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have

Semiannual Report	June 30, 2011	21

Notes to Financial Statements  (Cont.)

different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Consolidated Schedule of Investments.

Prime Broker Account Agreements between the Portfolio and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

7.  BASIS FOR CONSOLIDATION FOR THE PIMCO EqS PATHFINDER PORTFOLIOTM

The PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2011 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Incorporated Date	Subscription Agreement	Approximate Fund Net Assets	Approximate Subsidiary Net Assets	Percentage
PIMCO Cayman Commodity Portfolio III Ltd.	June 6, 2011	June 20, 2011	$9,000	$126	1.4%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

PIMCO has contractually agreed, through May 1, 2012, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement (see note 8(e)), PIMCO is entitled to reimbursement by the Portfolio of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. As of June 30, 2011, the recoverable Investment Advisory Fee amount to PIMCO was $8,400.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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June 30, 2011 (Unaudited)

(e) Expense Limitation  PIMCO has also contractually agreed, through May 1, 2012, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2011, the remaining recoverable amount to PIMCO was $99,305.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended June 30, 2011, the amount was $18.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds, PIMCO Equity Series and PIMCO Variable Insurance Trust in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended June 30, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 06/30/2011	Dividend Income
$901	$2,002	$(1,900)	$0	$0	$1,003	$1

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term instruments) for the period ended June 30, 2011, were as follows (amounts in thousands):

Purchases	Sales
$4,140	$1,112

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2011		Period from 04/14/2010 to 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$16	349	$3,472
Advisor Class	286	3,048	274	2,697
Cost of shares redeemed
Institutional Class	(1)	(13)	(32)	(306)
Advisor Class	(21)	(231)	(32)	(311)
Net increase resulting from Portfolio share transactions	265	$2,820	559	$5,552

As of June 30, 2011, the number of shareholders each owning 5% or more of the total shares outstanding of each share class of the Portfolio is summarized in the following table:

	Number of Shareholders	% of Portfolio Held*
Institutional Class	1	98
Advisor Class	1	98

*	PIMCO LLC and Allianz Life Insurance Co. of North America, direct subsidiaries of Allianz Global Investors of America L.P. and related parties to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

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Notes to Financial Statements  (Cont.)

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

As of June 30, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)		Net Unrealized Appreciation
$696		$(206)	$490

15.    SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements.

24	PIMCO Equity Series VIT

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BNP	BNP Paribas Bank	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.	MSC	Morgan Stanley

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc	HKD	Hong Kong Dollar	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD	United States Dollar
		KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
ADR	American Depositary Receipt	CVR	Contingent Value Right	SPDR	Standard & Poor’s Depository Receipts

Semiannual Report	June 30, 2011	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

PIMCO

PSVTS02_063011

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 19, 2011

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 18, 2011